SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2006
CAPSTEAD MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-08896 (Commission File Number)	75-2027937 (I.R.S. Employer Identification No.)

8401 North Central Expressway Suite 800	75225
(Address of Principal Executive Offices)	(Zip code)
(214) 874-2323
Registrant’s Telephone Number, Including Area Code
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Approval of Incentive Bonus Plan
On April 20, 2006 stockholders of the Company approved the Capstead Mortgage Corporation Second Amended and Restated Incentive Bonus Plan. This plan is filed herein as Exhibit 3.1.
Issuance of Stock Option Grants
The 1997 Flexible Long Term Incentive Plan (the “1997 Plan”) and the 2004 Flexible Long-Term Incentive Plan (the “2004 Plan,” collectively the “Stock Incentive Plans”) of Capstead Mortgage Corporation (the “Company”) provide the Company with the flexibility to offer key officers, employees and directors performance-based stock incentives and other equity interests in the Company and other incentive awards that recognize the creation of value for the stockholders of the Company and promote the Company’s long-term growth and success. On April 20, 2006, the Compensation Committee of the Board of Directors of the Company approved the granting of stock options to the Company’s officers and employees on April 24, 2006, including the following stock option grants under the 2004 Plan to those individuals who qualify as “named executive officers” (pursuant to Item 402(a)(3) of the Securities and Exchange Commission Regulation S-K):

Executive Officer	Number of Shares
Andrew F. Jacobs
President and Chief Executive Officer	50,000
Amar R. Patel
Senior Vice President - Asset and Liability Management	25,000
Phillip A. Reinsch
Senior Vice President, Chief Financial Officer and Secretary	25,000
Robert R. Spears, Jr.
Senior Vice President - Asset and Liability Management	25,000
Michael W. Brown
Vice President - Asset and Liability Management and Treasurer	15,000
The Compensation Committee also approved the grant of stock options for 33,000 shares to other employees of the Company under the 1997 Plan.
The option grants issued to officers and employees have an exercise price of $7.58 per share, are subject to vesting in four equal installments commencing on April 24, 2007, and expire on April 24, 2016.

Additionally, on April 20, 2006 the Compensation Committee approved stock option grants under the 2004 Plan to the non-executive members of the Company’s Board of Directors as follows:

Director	Number of Shares
Jack Biegler	5,000
Paul M. Low	5,000
Gary Keiser	5,000
Christopher W. Mahowald	5,000
Michael G. O’Neil	5,000
Howard Rubin	5,000
Mark S. Whiting	5,000
The option grants issued to non-executive directors have an exercise price of $7.58 per share, are fully vested upon issuance, and expire on April 24, 2016.
With these stock option grants, the status of the Company’s Stock Incentive Plans is as follows:

	1997 Plan	2004 Plan
Number of securities to be issued upon exercise of outstanding options	155,838	525,000
Number of securities remaining available for future issuance	159,752	322,707
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d)      Exhibits.
3.1	Capstead Mortgage Corporation Second Amended and Restated Incentive Bonus Plan.
SIGNATURE
Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 24, 2006

CAPSTEAD MORTGAGE CORPORATION
By:	/s/ PHILLIP A. REINSCH
Phillip A. Reinsch
Senior Vice President and Chief Financial Officer